UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2003
                                                --------------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

         New York                    333-71033                   22-3442024
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                    85 Broad Street, New York, New York 10004
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            Attached as exhibits are certain Computational Materials, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley and WaMu Capital Corp. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7.     Financial Statements and Exhibits.

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99) Computational Materials prepared by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley and WaMu Capital Corp. in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates,
                                        Series 2003-C1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2003


                                        GS MORTGAGE SECURITIES CORPORATION II


                                        By: /s/ Dan Sparks
                                            ------------------------------------
                                            Name:  Dan Sparks
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Computational Materials prepared by             E
                        Goldman, Sachs & Co., Banc of
                        America Securities LLC, Bear,
                        Stearns & Co. Inc., Morgan Stanley
                        and WaMu Capital Corp. in connection
                        with GS Mortgage Securities
                        Corporation II, Commercial Mortgage
                        Pass-Through Certificates, Series
                        2003-C1.